Acquisitions	12 Months Ended
Jun. 30, 2021
Business Combinations [Abstract]
Acquisitions
2. Acquisitions
The Company continually evaluates potential acquisitions that strategically fit with the Company’s existing portfolio and as a result, the Company completed a number of acquisitions during the years ended June 30, 2021, June 30, 2020, and June 30, 2019.
All acquisitions are accounted for under the acquisition method of accounting, with the related assets acquired and liabilities assumed recorded at fair value. The Company makes an initial allocation of the purchase price at the date of acquisition based upon its understanding of the fair value of the acquired assets and assumed liabilities. The Company obtains the information used for the purchase price allocation during due diligence and through other sources. In the months after closing, as the Company obtains additional information about the acquired assets and liabilities, including through tangible and intangible asset appraisals, and learns more about the newly acquired business, it is able to refine the estimates of fair value and more accurately allocate the purchase price. The fair values of acquired intangibles are determined based on estimates and assumptions that are deemed reasonable by the Company. Significant assumptions include the discount rates and certain assumptions that form the basis of the forecasted results of the acquired business including revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), and growth rates. These assumptions are forward looking and could be affected by future economic and market conditions. The Company engages third-party valuation specialists who review the Company’s critical assumptions and calculations of the fair value of acquired intangible assets in connection with material acquisitions. Only facts and circumstances that existed as of the acquisition date are considered for subsequent adjustment. The Company will make appropriate adjustments to the purchase price allocation prior to completion of the measurement period, as required.
The purchases of these acquired businesses resulted in the recognition of goodwill in the Company’s Consolidated Financial Statements, which is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from the other assets acquired that could not be individually identified and separately recognized. The goodwill is not amortized and is not deductible for income tax purposes. This goodwill recorded includes the following:

•	The expected synergies and other benefits that we believe will result from combining the operations of the acquired business with the operations of Mirion;

•	Any intangible assets that did not qualify for separate recognition, as well as future, yet unidentified projects and products;

•	The value of the existing business as an assembled collection of net assets versus if the Company had acquired all of the net assets separately.
The following briefly describes the Company’s acquisition activity for the three years ended June 30, 2021.

Year Ended June 30,	Company Name	Description of the Business	Description of the Acquisition
2021	Sun Nuclear	Sun Nuclear Corporation (“SNC” or “Sun Nuclear”) is a provider in radiation oncology quality assurance, delivering patient safety solutions for diagnostic imaging and radiation therapy centers around the world.	On December 18, 2020, the Company acquired 100% of the equity interest for approximately $258.1 million of purchase consideration, net of cash acquired.

2021	Dosimetrics	Dosimetrics is a provider in the development and production of OSL personal radiation dosimeters and dosimetry solutions, including readers, erasers, software, accessories, and automation systems.	On December 1, 2020, the Company acquired 100% of the equity interest for approximately $3.0 million of purchase consideration, net of cash acquired.

2021	Biodex	Biodex is a manufacturer and distributor of medical devices and related replacement parts for physical and nuclear medicine, as well as medical imaging applications located in the United States.	On September 1, 2020, the Company acquired 100% of the equity interest for approximately $26.9 million of purchase consideration, net of cash acquired.

2020	AWST	AWST is a provider of calibration and measurement technologies for radiation medicine applications.	On March 31, 2020, the Company acquired 100% of the equity interest for approximately €24.5 million (or $26.9 million) of purchase consideration.

2020	Selmic	Selmic is an electronic component manufacturer of sensors, modules, and devices serving in automotive, transportation, medical, security, defense, and telecom industries.	On October 31, 2019, the Company acquired 100% of the equity interest for approximately €9.1 million (or $10.2 million) of purchase consideration.

2020	Premium Analyse	Premium Analyse is a provider in the radioactive gas detection market and measurement of tritium.	On July 19, 2019, the Company acquired 100% of the equity interest for approximately €7.9 million ($8.9 million) of purchase consideration.

2020	Capintec	Capintec is a provider of calibration and measurement technologies for nuclear medicine applications. Capintec provides solutions for applications in nuclear medicine, nuclear cardiology, oncology, endocrinology, diagnostic radiology, and radiation therapy.	On July 9, 2019, the Company acquired 100% of the equity interest for approximately $14.5 million of purchase consideration.

2019	NRG Dosimetry Services Group	NRG Dosimetry Services Group is a provider of dosimetry services in the Netherlands.	On October 31, 2018, the Company acquired 100% of the equity interest for approximately €7.8 million (or $9.1 million) of purchase consideration.
The following table presents the preliminary purchase price allocation estimates of the fair value of the assets acquired and liabilities assumed for the material Biodex and SNC acquisitions during the year ended June 30, 2021 (in millions):

	Biodex	SNC
Date of acquisition	September 1, 2020	December 18, 2020
Segment	Medical	Medical
Goodwill	$11.1	$130.2
Customer relationships (1)	2.3	59.5
Tradenames (2)	1.4	12.0
Non-Compete Agreements (3)	0.3	7.5
Developed Technology (4)	2.6	46.5

Amortizable intangible assets	$6.6	$125.5
Cash	4.1	18.8
Accounts receivable	4.0	24.0
Inventory	6.4	13.9
Property, Plant and Equipment	1.0	5.9
Other current and non-current assets	0.6	8.0
Current liabilities	(2.6)	(9.3)
Deferred contract revenue	(0.2)	(6.5)
Other long-term liabilities	—	(33.6)

Net tangible assets acquired	$13.3	$21.2

Purchase consideration (5)	31.0	276.9
Less: cash acquired	(4.1)	(18.8)

Purchase consideration, net of cash acquired	$26.9	$258.1
Acquiree revenue post acquisition through the period ended June 30, 2021	$32.6	$48.9
Acquiree income (loss) from operations post acquisition through the period ended June 30, 2021	$0.7	$(5.5)

(1)	The useful life for customer relationships ranges from 10 to 11 years.
(2)	The useful life for tradenames is 7 years.
(3)	The useful life for non-compete agreements ranges from 2 to 3 years.
(4)	The useful life for developed technology ranges from 7 to 10 years.
(5)	Biodex purchase consideration consisted of cash. SNC purchase consideration consisted of $261.9 million cash and $15.0 million of deferred consideration paid in February 2021.
In connection with the acquisition of Sun Nuclear, the Company incurred approximately $1.2 million of transaction expenses for the year ended June 30, 2021.
The following summarizes the fair value of assets acquired and liabilities assumed for the acquisitions during the year ended June 30, 2020 (in millions):

	Company Name
	Capintec	Premium Analyse	Selmic	AWST
Date of acquisition	July 9, 2019	July 19, 2019	October 31, 2019	March 31, 2020
Segment	Medical	Industrial	Industrial	Medical
Goodwill	$6.0	$4.3	$2.7	$4.1
Customer relationships (1)	2.4	2.1	2.2	20.9
Developed technology (2)	2.5	1.7	—	—
Tradename (3)	0.1	0.1	0.2	—
Backlog (4)	0.3	—	0.1	—

Amortizable intangible assets	$5.3	$3.9	$2.5	$20.9
Cash	0.6	1.2	0.4	—
Accounts receivable	2.0	0.5	1.0	—
Inventory	2.7	1.4	4.2	0.6
Property and equipment	0.8	0.2	2.1	3.8
Other assets	0.6	0.1	—	0.3

Total tangible assets acquired	$6.7	$3.4	$7.7	$4.7
Accounts payable	(1.0)	(0.2)	(1.0)	—
Accrued expenses and other current liabilities	(1.1)	(0.1)	(0.5)	(0.4)
Pension obligations	—	(0.1)	—	—
Deferred tax liability	(0.5)	(1.1)	(0.7)	—
Deferred contract revenue	—	—	—	(0.6)
Financing obligations	—	—	—	(1.8)
Other liabilities	(0.3)	—	(0.1)	—

Total liabilities assumed	$(2.9)	$(1.5)	$(2.3)	$(2.8)

Net tangible assets acquired	$3.8	$1.9	$5.4	$1.9

Purchase consideration	15.1	10.1	10.6	26.9
Less: cash acquired	(0.6)	(1.2)	(0.4)	—

Purchase consideration, net of cash acquired	$14.5	$8.9	$10.2	$26.9
Acquiree revenue post acquisition for twelve months ended June 30, 2020	$15.2	$3.0	$11.0	$2.5
Acquiree income (loss) from operations post acquisition for twelve months ended June 30, 2020	$0.7	$—	$(0.1)	$(0.4)

(1)	The useful life for customer relationships ranges from 7 to 17 years.
(2)	The useful life for developed technology is 7 years.
(3)	The useful life for tradenames is 5 years.
(4)	The useful life for backlog is 1 year.
Transaction costs related to the above acquisitions were not material for the year ended June 30, 2020.
Unaudited Pro Forma Financial Information
The following unaudited pro forma financial information presents the Company’s results of operations for the year ended June 30, 2021 and 2020 to illustrate the estimated effects of the acquisitions of Biodex and SNC as if they had occurred on July 1, 2019. The pro forma financial information is presented for comparative purposes only and is not necessarily indicative of the Company’s operating results that may have actually occurred had the acquisitions of Biodex and SNC been completed on July 1, 2019. The unaudited pro forma financial information does not reflect the expected realization of any anticipated cost savings, operating efficiencies, or other synergies that may have been associated with the acquisitions.

(amounts in millions)	Year ended June 30,
	2021	2020
Total revenues	$670.9	$598.7
Net loss	(168.5)	(151.9)
Net loss attributable to Mirion Technologies (TopCo), Ltd stockholders	(168.4)	(151.9)
The unaudited pro forma financial information reflects pro forma adjustments to present the combined pro forma results of the operations as if the acquisitions had occurred on July 1, 2019 to give effect to certain events the Company believes to be directly attributable to the acquisitions. These pro forma adjustments primarily include:

•	A net increase in cost of revenues, depreciation and amortization expense that would have been recognized due to acquired inventory, property, plant and equipment and intangible assets;

•	An increase to interest expense to reflect the additional borrowings of the Company in conjunction with the acquisition;

•
A reduction in expenses for the year ended June 30, 2021 and a corresponding increase in the year ended June 30, 2020, for acquisition-related transaction costs directly attributable to the acquisition;

•	A reduction in revenues due to the elimination of deferred contract revenue assigned no value at the acquisition date;

•
An increase in income tax expense using the U.S. statutory rate of 25% to reflect a change in tax status had the SNC and Biodex results of operations been included in the Company’s consolidated tax return.

•	The related income tax effects of the adjustments noted above.
For the years ended June 30, 2021, and June 30, 2020, pro forma adjustments directly attributable to the acquisitions include (i) the purchase accounting effect of inventories acquired of $5.2 million, (ii) transaction costs of $4.8 million and (iii) the reduction in revenues of $14.8 million due to the elimination of deferred contract revenue assigned no value at the acquisition date.